                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 31, 1996

                         Commission file number 0-26980

                           ARV ASSISTED LIVING, INC.


                  CALIFORNIA                               33-016098
       (STATE OR OTHER JURISDICTION OF                 (I.R.S. EMPLOYER
        INCORPORATION OR ORGANIZATION)                IDENTIFICATION NO.)

                   33-95712
             (COMMISSION FILE NO.)

           245 FISCHER AVENUE, D-1                           92626
                COSTA MESA, CA                            (ZIP CODE)
            (ADDRESS OF PRINCIPAL
              EXECUTIVE OFFICE)

   REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (714) 751-7400

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

The Registrant submits this Form 8-K/A in order to supply the financial statements and schedules required pursuant to Rule 3-14 of Regulation S-X and to provide the audited Historical Summary of Gross Income and Direct Operating Expenses of the Cardinal Retirement Village of Bedford not previously available when the Registrant filed its 8-K/A on April 15, 1996. This information should be read in conjunction with the Registrant's Form 8-K filed with the Commission on February 15, 1996 and Form 8-K/A filed with the Commission on April 15, 1996 and incorporated herein by reference.

(a)      Financial Statements of Real Estate Operations Acquired

         (1) "Historical Summary of Gross Income and Direct Operating Expenses of Cardinal Retirement Village of Bedford for the year ended December 31, 1995."

         (2) A statement showing the estimated taxable operating results for the Retirement Village of Bedford based on its most recent 12-month period.

         (3) "Unaudited Proforma Combined Balance Sheet of ARV Assisted Living, Inc. As of December 31, 1995 and the Unaudited Pro Forma Combined Statement of Operations for the year ended March 31, 1995 and the Unaudited Pro Forma Combined Statement of Operations for the nine months ended December 31, 1995 and the related notes thereon."

CARDINAL RETIREMENT VILLAGE
OF BEDFORD

Historical Summary of Gross Income
and Direct Operating Expenses

December 31, 1995

(With Independent Auditors' Report Thereon)

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors
ARV Assisted Living, Inc.:

We have audited the accompanying historical summary of gross income and direct operating expenses of Cardinal Retirement Village of Bedford for the year ended December 31, 1995. This financial statement is the responsibility of Cardinal Retirement Village of Bedford's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in that financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary of gross income and direct operating expenses was prepared for inclusion in the Form 8-K/A of ARV Assisted Living, Inc. and excludes certain material revenue and expenses, described in note 2, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the historical summary of gross income and direct operating expenses referred to above presents fairly, in all material respects, the revenue and expenses, as described in note 2, of Cardinal Retirement Village of Bedford for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


/s/ KMPG PEAT MARWICK LLP
Lexington, Kentucky
April 12, 1996

                      CARDINAL RETIREMENT VILLAGE OF BEDFORD

        Historical Summary of Gross Income and Direct Operating Expenses

                       For the year ended December 31, 1995


 Gross income:
   Independent living income                                        $1,924,877
   Other resident services                                             122,203
                                                                    ----------

        Total income                                                 2,047,080
                                                                    ----------

 Direct operating expenses:
   Administrative expense                                              336,518
   Cafeteria expense                                                   369,000
   Assisted living expense                                              94,029
   Plant and operations                                                 91,696
   Property taxes                                                      110,098
   Utilities                                                           202,024
   Activities expense                                                   32,269
   Housekeeping expense                                                 90,364
                                                                    ----------

         Total direct operating expenses                             1,325,998
                                                                    ----------

         Income in excess of direct operating expenses              $  721,082
                                                                    ==========


   See accompanying notes to historical summary.

                     CARDINAL RETIREMENT VILLAGE OF BEDFORD

   Notes to Historical Summary of Gross Income and Direct Operating Expenses

                      For the year ended December 31, 1995


(1)      ORGANIZATION

         Cardinal Retirement Village of Bedford is a 227-unit assisted living facility for senior citizens located in Cleveland, Ohio, which was acquired by ARV Assisted Living, Inc. in February 1996.

(2)      BASIS OF PRESENTATION

         The Historical Summary presents only specified gross income and direct operating expenses of Cardinal Retirement Village of Bedford for the year ended December 31, 1995. The Historical Summary has been prepared on the accrual basis of accounting.

         INCOME

         Cardinal Retirement Village's revenues are generated from rental agreements with tenants on a month-to-month basis. Only revenue from the rental agreements and other resident services are included in total income. All other revenue has been excluded from the Historical Summary, which are not comparable to the proposed operations of Cardinal Retirement Village of Bedford.

         EXPENSES

         Expenses include costs associated with the rental operations and the general administration of the facility, which are comparable to the proposed future operations of Cardinal Retirement Village of Bedford. Certain expenses, including interest, accounting, management fees, depreciation, amortization and legal fees, have been excluded from the Historical Summary.

                 UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following Unaudited Pro Forma Combined Financial Statements give effect to the acquisitions of the Retirement Village of Bedford ("Bedford") and Bella Vita, the leasing of Buena Vista Knolls, and the acquisition or lease of other properties and partnership interests acquired since January 1, 1995. As is more fully described in the Notes to Unaudited Pro Forma Combined Financial Statements, the pro forma balance sheet data and statement of operations data for the acquired and leased properties and the pro forma adjustments with respect thereto, have been combined to facilitate the presentation. The Unaudited Pro Forma Combined Financial Statements are based on the assumptions and adjustments described in the accompanying notes and should be read in conjunction therewith and in conjunction with the historical financial statements of ARV Assisted Living, Inc. and subsidiaries ("ARVAL" or the "Company") and the notes thereto included in the Company's report on Form 10-Q as of and for the nine month period ended December 31, 1995 and the Company's consolidated financial statements as of and for the year ended March 31, 1995. The Unaudited Pro Forma Combined Financial Statements do not purport to present the financial position or the results of operations of ARVAL had the transaction assumed therein occurred on the dates indicated, nor are they necessarily indicative of the results of operations which may be achieved in the future.

                  ARV ASSISTED LIVING, INC. AND SUBSIDIARIES
                  UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                              December 31, 1995

                                                                                 Acquired or
                                                         Historical                Leased                 Pro Forma
                                                           ARVAL                 Facilities              Adjustments
                                                        ------------            -------------           -------------
ASSETS
Cash                                                    $ 34,085,000            $ (14,732,000)          $         --

Management fees receivable from third parties                  5,000                       --                     --
Fees receivable from affiliates                              307,000                       --                     --
Amounts due from affiliates                                  575,000                       --                     --
Deferred project costs                                     1,884,000                       --                     --
Investments in real estate                                 3,513,000                       --                     --
Escrow deposits                                            2,175,000                                              --
Other assets                                               1,139,000                   80,000                     --
                                                        ------------            -------------           ------------
        Total current assets                              43,683,000              (14,652,000)                    --

Restricted cash                                            3,869,000                       --
Property, furniture and equipment                         10,771,000               21,926,000

Notes receivable from affiliates                           1,736,000                       --             (1,174,000)(k)
Deferred cost of conv. debt offering                                                       --                     --
Deferred tax asset                                         1,644,000                       --                     --
Other non-current assets                                   4,679,000                  703,000                     --
                                                        ------------            -------------           ------------
        Total non-current assets                          22,699,000               22,629,000             (1,174,000)
                                                        ------------            -------------           ------------
        Total assets                                    $ 66,382,000            $   7,977,000           $ (1,174,000)
                                                        ============            =============           ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable and accrued liabilities                $  2,298,000            $     193,000                     --
Deferred revenue, current portion                             46,000                       --                     --
Owner's equity contributions payable                         260,000                       --                     --
Notes payable, current portion                             1,654,000                1,358,000             (1,174,000)(k)
Notes payable and other amounts due to affiliates             89,000                   33,000                     --
                                                        ------------            -------------           ------------
        Total current liabilities                          4,347,000                1,584,000             (1,174,000)

Deferred revenue                                           1,891,000                       --                     --
Convertible notes payable                                                                  --                     --
Notes payable, less current portion                       17,150,000                6,393,000
Losses in excess of investment in partnership                  1,000                       --                     --
                                                        ------------            -------------           ------------
        Total non-current liabilities                     19,042,000                6,393,000                     --

        Total liabilities                                 23,389,000                7,977,000             (1,174,000)

Minority interest in joint venture                           840,000                       --                     --

Series A preferred stock                                   4,585,000                       --                     --

Shareholders' equity:
        Common stock                                      45,420,000                       --
        Less receivable from ESOP                                 --                       --                     --
        Accumulated deficit                               (7,852,000)                      --
                                                        ------------            -------------           ------------
        Total shareholders' equity (deficit)              37,568,000                       --                     --
                                                        ------------            -------------           ------------
        Total liabilities and shareholders' equity      $ 66,382,000            $   7,977,000           $ (1,174,000)
                                                        ============            =============           ============

                                                         Pro Forma                Pro Forma               Pro Forma
                                                           ARVAL                 Adjustments              Combined
                                                        ------------            -------------           -------------
ASSETS
Cash                                                    $ 19,353,000            $  (4,000,000)(i)       $  6,503,000
                                                                                   (8,850,000)(j)
Management fees receivable from third parties                  5,000                       --                  5,000
Fees receivable from affiliates                              307,000                       --                307,000
Amounts due from affiliates                                  575,000                       --                575,000
Deferred project costs                                     1,884,000                       --              1,884,000
Investments in real estate                                 3,513,000                       --              3,513,000
Escrow deposits                                            2,175,000                       --              2,175,000
Other assets                                               1,219,000                   17,000 (j)          1,236,000
                                                        ------------            -------------           ------------
        Total current assets                              29,031,000              (12,833,000)            16,198,000

Restricted cash                                            3,869,000                                       3,869,000
Property, furniture and equipment                         32,697,000               10,300,000 (i)         51,898,000
                                                                                    8,901,000 (j)
Notes receivable from affiliates                             562,000                       --                562,000
Deferred cost of conv. debt offering                              --                       --                     --
Deferred tax asset                                         1,644,000                       --              1,644,000
Other non-current assets                                   5,382,000                       --              5,382,000
                                                        ------------            -------------           ------------
        Total non-current assets                          44,154,000               19,201,000             63,355,000
                                                        ------------            -------------           ------------
        Total assets                                    $ 73,185,000            $   6,368,000           $ 79,553,000
                                                        ============            =============           ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable and accrued liabilities                $  2,491,000                   68,000 (j)       $  2,559,000
Deferred revenue, current portion                             46,000                       --                 46,000
Owner's equity contributions payable                         260,000                       --                260,000
Notes payable, current portion                             1,838,000                       --              1,838,000
Notes payable and other amounts due to affiliates            122,000                       --                122,000
                                                        ------------            -------------           ------------
        Total current liabilities                          4,757,000                   68,000              4,825,000

Deferred revenue                                           1,891,000                       --              1,891,000
Convertible notes payable                                         --                       --                     --
Notes payable, less current portion                       23,543,000                6,300,000 (i)         29,843,000
Losses in excess of investment in partnership                  1,000                       --                  1,000
                                                        ------------            -------------           ------------
        Total non-current liabilities                     25,435,000                6,300,000             31,735,000

        Total liabilities                                 30,192,000                6,368,000             36,560,000

Minority interest in joint venture                           840,000                       --                840,000

Series A preferred stock                                   4,585,000               (4,585,000)(h)                 --

Shareholders' equity:
        Common stock                                      45,420,000                4,585,000 (h)         50,005,000
        Less receivable from ESOP                                 --                       --                     --
        Accumulated deficit                               (7,852,000)                      --             (7,852,000)
                                                        ------------            -------------           ------------
        Total shareholders' equity (deficit)              37,568,000                4,585,000             42,153,000
                                                        ------------            -------------           ------------
        Total liabilities and shareholders' equity      $ 73,185,000            $   6,368,000           $ 79,553,000
                                                        ============            =============           ============

See accompanying notes to unaudited pro forma combined financial statements.

                   ARV ASSISTED LIVING, INC. AND SUBSIDIARIES
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                           Year Ended March 31, 1995

                                                               Acquired or
                                                 Historical      Leased           Pro Forma          Pro Forma     Bella Vita
                                                   ARVAL       Facilities        Adjustments           ARVAL       Acquisition

                                               ------------   ------------      ------------       ------------    ------------
Revenues
  Assisted living facility revenues            $  4,838,000   $ 35,520,000 (a)  $          -       $ 40,358,000    $  2,472,000 (a)
  Management fees from affiliate                  3,463,000              -        (1,318,000) (b)     2,145,000               -
  Management fees from other                                             -                 -                  -               -
  Development and construction fees                 702,000              -                 -            702,000               -
  Other income                                      476,000              -                 -            476,000               -
                                               ------------   ------------      ------------       ------------    ------------
Total revenue                                  $  9,479,000   $ 35,520,000      $ (1,318,000)      $ 43,681,000    $  2,472,000

Expenses
  Assisted living facility operating expenses  $  3,201,000   $ 24,133,000 (c)  $          -       $ 27,334,000    $  1,471,000 (c)
  Assisted living facility issued expenses          814,000      9,215,000 (d)             -         10,029,000               -
  ESOP contribution                                                      -                 -                  -               -
  General and administrative                      8,264,000              -            80,000 (b)      8,344,000               -
  Depreciation and amortization                     320,000        702,000 (e)             -          1,022,000         308,000 (e)
  Bad debts                                       1,465,000              -                 -          1,465,000               -
  Interest, net                                     143,000        949,000 (f)       717,000 (f)      1,809,000               -
                                               ------------   ------------      ------------       ------------    ------------
Total expenses                                 $ 14,207,000   $ 34,999,000      $    797,000       $ 50,003,000    $  1,779,000
                                               ------------   ------------      ------------       ------------    ------------
Income (loss) before income tax
expense (benefit)                              $ (4,728,000)  $    521,000      $ (2,115,000)      $ (6,322,000)   $    693,000

Income tax expense (benefit)                     (1,729,000)       177,000 (g)      (719,000) (g)    (2,271,000)        236,000 (g)
                                               ------------   ------------      ------------       ------------    ------------

Net loss                                       $ (2,999,000)  $    344,000      $ (1,396,000)      $ (4,051,000)   $    457,000
                                               ============   ============      ============       ============    ============

Preferred dividends paid                       $    398,000                     $   (398,000) (h)  $          -
                                               ------------                     ------------       ------------

Net loss available for common shares           $ (3,397,000)                    $   (998,000)      $ (4,051,000)
                                               ============                     ============       ============

Net loss per common share                      $      (0.69)                                       $      (0.73)
                                               ============                                        ============

Weighted average common shares outstanding        4,903,000                          658,000 (h)      5,561,000
                                               ============                     ============       ============

                                                 Bedford         Buena Vista Knolls          Pro Forma          Pro Forma
                                               Acquisition         Sale Leaseback           Adjustments         Combined
                                               ------------      ------------------        ------------       ------------
Revenues
  Assisted living facility revenues            $  1,683,000 (a)    $  1,371,000 (a)        $          -       $ 45,884,000
  Management fees from affiliate                          -                   -                       -          2,145,000
  Management fees from other                              -                   -                       -                  -
  Development and construction fees                       -                   -                       -            702,000
  Other income                                            -                   -                       -            476,000
                                               ------------        ------------            ------------       ------------
Total revenue                                  $  1,683,000        $  1,371,000            $          -       $ 49,207,000

Expenses
  Assisted living facility operating expenses  $  1,128,000 (c)    $  1,068,000 (c)        $          -       $ 31,001,000
  Assisted living facility issued expenses                -             379,000 (d)                   -         10,408,000
  ESOP contribution                                       -                   -                       -                  -
  General and administrative                              -                   -                       -          8,344,000
  Depreciation and amortization                     239,000 (e)               -                       -          1,569,000
  Bad debts                                               -                   -                       -          1,465,000
  Interest, net                                           -                   -                 591,000 (f)      2,400,000
                                               ------------        ------------            ------------       ------------
Total expenses                                 $  1,367,000        $  1,447,000            $    591,000       $ 55,187,000
                                               ------------        ------------            ------------       ------------
Income (loss) before income tax
expense (benefit)                              $    316,000        $    (76,000)           $   (591,000)      $ (5,930,000)

Income tax expense (benefit)                        107,000 (g)         (26,000) (g)           (201,000) (g)    (2,155,000)
                                               ------------        ------------            ------------       ------------

Net loss                                       $    209,000        $    (50,000)           $   (390,000)      $ (3,825,000)
                                               ============        ============            ============       ============

Preferred dividends paid                                                                                      $          -
                                                                                                              ------------

Net loss available for common shares                                                                          $ (3,825,000)
                                                                                                              ============

Net loss per common share                                                                                     $      (0.69)
                                                                                                              ============

Weighted average common shares outstanding                                                                       5,561,000
                                                                                                              ============


See accompanying notes to unaudited pro forma combined financial statements.

                   ARV ASSISTED LIVING, INC. AND SUBSIDIARIES
                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      Nine Months Ended December 31, 1995


                                                                Acquired or
                                                 Historical       Leased          Pro Forma        Pro Forma      Bella Vita
                                                    ARVAL       Facilities       Adjustments          ARVAL       Acquisition
                                                ------------    -----------      -----------       -----------    -----------
Revenue:
  Assisted living facility revenues             $ 14,803,000    $19,517,000(a)   $        --       $34,340,000    $1,942,000(a)
  Management fees from affiliates                  2,202,000             --         (583,000)(b)     1,619,000            --
  Management fees from other                                             --               --                --            --
  Development and construction fees                  834,000             --               --           834,000            --
  Other income                                     1,824,000             --               --         1,824,000            --
                                                ------------    -----------      -----------       -----------    ----------
Total revenue                                   $ 19,663,000    $19,517,000      $  (583,000)      $38,597,000    $1,942,000

Expenses:
  Assisted living facility operating expenses   $  9,595,000    $13,833,000(c)   $        --       $23,428,000    $1,155,000(c)
  Assisted living facility lease expenses          4,179,000      3,471,000(d)            --         7,650,000            --
  ESOP contribution                                       --             --               --                --            --
  General and administrative                       5,745,000             --           42,000(e)      5,787,000            --
  Depreciation and amortization                      566,000        555,000(e)            --         1,121,000       231,000(e)
  Bad debts                                          377,000             --               --           377,000            --
  Interest, net                                      196,000        606,000(f)       403,000(f)      1,205,000            --
                                                ------------    -----------      -----------       -----------    ----------
Total expenses                                  $ 20,658,000    $18,465,000      $   445,000       $39,568,000    $1,386,000

Income (loss) before income tax                 ------------    -----------      -----------       -----------    ----------
(expense) benefit                               $   (995,000)   $ 1,052,000      $(1,028,000)      $  (971,000)   $  556,000

Income tax expense (benefit)                         273,000        357,000(g)      (350,000)(g)       280,000       190,000(g)
                                                ------------    -----------      -----------       -----------    ----------
Net loss                                        $(1,268,000)    $   695,000      $  (678,000)      $(1,251,000)   $  366,000
                                                ============    ===========      ===========       ===========    ==========
Preferred dividends paid                        $    300,000                     $  (300,000)(k)   $        --
                                                ------------                     -----------       -----------
Net loss available for common shares            $ (1,568,000)                    $  (378,000)      $(1,251,000)
                                                ============                     ===========       ===========
Net loss per common share                       $      (0.28)                                      $     (0.20)
                                                ============                                       ===========

Weighted average common shares outstanding         5,638,000                     $   658,000(k)    $ 6,296,000
                                                ============                     ===========       ===========


                                                                Buena Vista
                                                   Bedford        Knolls          Pro Forma         Pro Forma
                                                 Acquisition    Sale Leaseback   Adjustments         Combined
                                                ------------    --------------   -----------       -----------
Revenue:
  Assisted living facility revenues             $1,524,000(a)    $1,209,000(a)   $        --       $38,995,000
  Management fees from affiliates                       --               --               --         1,619,000
  Management fees from other                                             --               --                --
  Development and construction fees                     --               --               --           834,000
  Other income                                          --               --               --         1,824,000
                                                ----------       ----------      -----------       -----------
Total revenue                                   $1,524,000       $1,209,000      $        --       $43,272,000

Expenses:
  Assisted living facility operating expenses   $  887,000(c)    $  803,000(c)   $        --       $26,273,000
  Assisted living facility lease expenses               --          284,000(d)            --         7,934,000
  ESOP contribution                                     --               --               --                --
  General and administrative                            --               --               --         5,787,000
  Depreciation and amortization                    180,000(e)            --               --         1,532,000
  Bad debts                                             --               --               --           377,000
  Interest, net                                         --               --          420,000(f)      1,625,000
                                                ----------       ----------      -----------       -----------
Total expenses                                  $1,067,000       $1,087,000      $   420,000       $43,528,000

Income (loss) before income tax                 ----------       ----------      -----------       -----------
(expense) benefit                               $  457,000       $  122,000      $  (420,000)      $  (256,000)

Income tax expense (benefit)                       155,000(g)        42,000(g)      (143,000)(g)       524,000
                                                ----------       ----------      -----------       -----------
Net loss                                        $ 302,000        $   80,000      $  (277,000)      $  (780,000)
                                                ==========       ==========      ===========       ===========
Preferred dividends paid                                                                           $        --
                                                                                                   -----------
Net loss available for common shares                                                               $  (780,000)
                                                                                                   ===========
Net loss per common share                                                                          $     (0.12)
                                                                                                   ===========

Weighted average common shares outstanding                                                         $ 6,296,000
                                                                                                   ===========

See accompanying notes to unaudited pro forma combined financial statements.

                            ARV ASSISTED LIVING, INC. AND
                        SUBSIDIARIES NOTES TO UNAUDITED PRO
                         FORMA COMBINED FINANCIAL STATEMENTS

(1) As of March 11, 1996, the Company has acquired 22 assisted living facilities since January 1, 1995, through direct purchases for its own account, long-term operating lease, or purchases of controlling partnership interests. The Company issued approximately $15 million of 10% Convertible Subordinated Notes in July 1995 and raised approximately $43 million (net proceeds) through the sale of its common stock in an initial public offering in October 1995 to finance its acquisitions. As of February 7, 1996, the Company exercised its right to redeem all outstanding shares of Series A preferred stock on May 9, 1996. Preferred shareholders have the option of converting their Series A preferred stock into common stock at any time prior to April 29, 1996. The unaudited pro forma combined financial statements assume all shares of Series A preferred stock will be converted into common stock.

(2) On January 31, 1996, the Company completed the acquisition of the Retirement Village of Bedford, a 217 unit assisted living facility located in the city of Bedford, Ohio, for $8.9 million. On February 8, 1996, the Company entered into a long-term operating lease with Nationwide Health Properties for Buena Vista Knolls, a 91 unit assisted living facility located in the city of Vista, San Diego County, California. On April 1, 1996, the Company also completed the acquisition of Bella Vita, a 120 unit assisted living facility located in Venice, Florida, for $10.3 million. Approximately $6.3 million of the purchase price was financed by the Company's assumption of an existing first mortgage loan.

(3) The Unaudited Pro Forma Combined Balance Sheet at December 31, 1995 presents the historical balance sheet of the Company as of December 31, 1995, the pro forma balance sheet of the Company as if the acquisitions described in note (1) above, except for the acquisition of the Retirement Village of Bedford and Bella Vita and the leasing of Buena Vista Knolls, had been completed as of December 31, 1995, and the pro forma balance sheet of the Company after giving effect to acquisition of the Retirement Village of Bedford and Bella Vita and the leasing of Buena Vista Knolls as if those events had also occurred on December 31, 1995.

(4) The Unaudited Pro Forma Combined Statement of Operations for the year ended March 31, 1995 and the nine months ended December 31, 1995 present the historical operations of the Company, the pro forma operations of the Company as if the acquisitions and financing transactions described in note (1) above, except for the acquisitions and lease described in note (2), had occurred at the beginning of each period, and the pro forma combined operations of the Company as if the acquisitions and lease had occurred at the beginning of each period.

(5)      Pro forma adjustments are as follows:

         (a) To reflect the assisted living facility revenue of the acquired facilities

         (b) To reflect the decrease in property management and partnership administration fees received from assisted living facilities formerly managed and currently owned or leased by the Company

         (c) To reflect the increase in assisted living facility operating expenses

         (d) To reflect the increase in assisted living facility lease expense

         (e)     To reflect the increase in depreciation expense

         (f) To reflect the increase in interest expense for the interest incurred on debt assumed, the interest related to the issuance of the 10% Convertible Subordinated Notes, offset by interest income on the unused portion of the financings at an assumed rate of 5%

         (g)     To reflect the pro forma change in income tax expense
                 (benefit)

         (h) To reflect the pro forma change in preferred stock and common stock and the decrease in preferred dividends due to the assumed conversion of Series A preferred stock into common stock increasing the weighted average shares outstanding by 658,000 shares

         (i)     To reflect the acquisition of Bella Vita

         (j) To reflect the acquisition of the Retirement Village of Bedford

         (k) To eliminate the note receivable and note payable between entities.

                           ARV Assisted Living, Inc.

                 Purchase of the Retirement Village of Bedford

          Pro Forma Estimates of Cash Flow and Federal Taxable Income

                      For the Year Ended December 31, 1995

The following unaudited pro forma estimates present the cash flow and the Federal Taxable Income of the Retirement Village of Bedford for the year ended December 31, 1995 as if the Retirement Village of Bedford had been acquired on January 1, 1995. The pro forma does not purport to represent operations of ARV as a whole nor does it purport to represent actual or expected operations of the Company for any period in the future. These estimates were prepared on the basis described in the accompanying notes, which should be read in conjunction herewith.

Estimate of Cash Flow:
     Historical Operating Income                                                                       721,082
         Less:
               Property Taxes                                                                          (60,000)
                                                                                                     ---------

                    Pro Forma Estimate of Cash Flow                                                  $ 661,082
                                                                                                     =========

Estimate of Federal Taxable Income:
     Pro Forma Estimate of Cash Flow                                                                  $661,082
         Less: Estimated Depreciation and
             Amortization Expense (Federal Income Tax Basis)                                          (201,000)
                                                                                                     ---------

                    Pro Forma Estimate of Federal Taxable Income                                     $ 461,082
                                                                                                     =========

                     CARDINAL RETIREMENT VILLAGE OF BEDFORD

      Notes to Pro Forma Estimate of Cash Flow and Federal Taxable Income

                      For the Year Ended December 31,1995


(1)      Historical Operating Income

         Historical operating income is based upon the excess of operating revenues over certain expenses of the Cardinal Retirement Village of Bedford (the "Facility") for the year ended December 31, 1995.

(2)      Property Taxes

         Property taxes are estimated based upon reassessment of the Property at its purchase price.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARV Assisted Living, Inc.

By:    /s/ Patrick M. Donovan
       ---------------------------
         Patrick M. Donovan
         Vice President Finance
         (Duly authorized officer)

Date:    August 19, 1996





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